UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2015

SELECT MEDICAL HOLDINGS CORPORATION

SELECT MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34465	20-1764048
Delaware	001-31441	23-2872718
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number)	Identification No.)

4714 Gettysburg Road, P.O. Box 2034

Mechanicsburg, PA 17055

(Address of principal executive offices) (Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets.

On June 5, 2015, Select Medical Holdings Corporation and Select Medical Corporation (“Select”) filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, that MJ Acquisition Corporation, a joint venture that Select created with Welsh, Carson, Anderson & Stowe XII, L.P., consummated the acquisition of Concentra Inc. (“Concentra”) on June 1, 2015. Pursuant to the terms of the stock purchase agreement, dated as of March 22, 2015, by and among MJ Acquisition Corporation, Concentra and Humana Inc. (“Humana”), MJ Acquisition Corporation acquired 100% of the issued and outstanding securities of Concentra from Humana for $1,045.3 million, net of $3.7 million of cash acquired. Select owns 50.1% of the voting interests of Concentra Group Holdings, LLC, the indirect parent of Concentra. Concentra’s financial results are consolidated with Select’s as of June 1, 2015. Select hereby amends the Initial Report to include the historical financial statements and the pro forma financial information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Initial Report.

Item 9.01                                           Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Attached hereto as Exhibit 99.1 and incorporated by reference herein are the audited combined financial statements of the Concentra Business of Humana Inc. for the year ended December 31, 2014, as required by this item.

Attached hereto as Exhibit 99.2 and incorporated by reference herein are the unaudited combined financial statements of the Concentra Business of Humana Inc. for the three months ended March 31, 2015, as required by this item.

(b) Pro Forma Financial Information.

Attached hereto as Exhibit 99.3 and incorporated by reference herein is the unaudited pro forma combined financial information reflecting the acquisition of Concentra, as required by this item.

(c) Exhibits.

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Audited combined financial statements of the Concentra Business of Humana Inc. as of and for the year ended December 31, 2014.
99.2	Unaudited combined financial statements of the Concentra Business of Humana Inc. as of and for the three months ended March 31, 2015.
99.3	Unaudited pro forma combined financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL HOLDINGS CORPORATION
SELECT MEDICAL CORPORATION

Date: August 14, 2015	By:	/s/ Michael E. Tarvin
Michael E. Tarvin
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Audited combined financial statements of the Concentra Business of Humana Inc. as of and for the year ended December 31, 2014.
99.2	Unaudited combined financial statements of the Concentra Business of Humana Inc. as of and for the three months ended March 31, 2015.
99.3	Unaudited pro forma combined financial information.